EXHIBIT 99.5
                         PART I. FINANCIAL INFORMATION
                 PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME

Three Months Ended                   Nine Months Ended

   September 30,                       September 30,

------------------------------      ------------------------------

1999           1998                 1999           1998

------------------------------      --------------- --------------

                 (Thousands of Dollars)
OPERATING REVENUES:
     Energy products and services -
        Regulated ..................................           $
16,115          $ 15,177          $ 128,517          $ 105,187
        Nonregulated ...............................
15,738             8,112             48,959             25,254
     Pipeline construction and services ............
3,391             3,611              8,727              9,219

--------          --------           --------            -------
           Total operating revenues ................
35,244            26,900            186,203            139,660

--------          --------           --------            -------
OPERATING EXPENSES:
    Cost of gas and other energy ...................
19,571            13,105            111,795             77,752
    Operation and maintenance ......................
13,610            11,681             38,455             34,038
    Depreciation ...................................
2,895             2,691              8,611              7,902
    Income taxes ...................................
(2,301)           (2,098)             3,783              1,365
    Taxes other than income taxes ..................
1,948             1,780              9,911              8,757

--------          --------           --------            -------
       Total operating expenses ....................
35,723            27,159            172,555            129,814

--------          --------           --------            -------
OPERATING INCOME (LOSS) ............................
(479)             (259)            13,648              9,846
OTHER INCOME (DEDUCTIONS), NET .....................
(80)              635                (60)             1,570

--------          --------           --------            -------
INCOME (LOSS) BEFORE INTEREST CHARGES ..............
(559)              376             13,588             11,416

--------          --------           --------            -------
INTEREST CHARGES:
    Interest on long-term debt .....................
2,644             2,668              7,762              7,701
    Other interest .................................
155               138                555                407
    Allowance for borrowed funds used
     during construction ...........................
(10)              (38)               (42)              (90)

--------           -------            -------            -------
           Total interest charges ..................
2,789             2,768              8,275              8,018

--------           -------            -------            -------
INCOME (LOSS) BEFORE SUBSIDIARY'S PREFERRED
     STOCK DIVIDENDS ...............................
(3,348)           (2,392)             5,313              3,398
SUBSIDIARY'S PREFERRED STOCK DIVIDENDS .............
52               319                156                961

--------           -------            -------            -------
NET INCOME (LOSS) ..................................          $
(3,400)        $  (2,711)          $  5,157           $  2,437

=========           =======            =======            =======
EARNINGS (LOSS) PER SHARE OF COMMON STOCK:
     Basic .........................................          $
(0.31)        $   (0.27)          $   0.48           $   0.25

=========          ========            ========           =======
     Diluted .......................................          $
(0.31)        $   (0.27)          $   0.47           $   0.24

=========          ========            ========           =======
WEIGHTED AVERAGE NUMBER OF SHARES
      OUTSTANDING
     Basic .........................................
10,856,815        10,062,702         10,759,034          9,906,282

===========        ==========         ==========          =========
     Diluted .......................................
11,004,036        10,141,608         10,861,501          9,989,804

===========        ==========         ==========          =========
CASH DIVIDENDS PER SHARE ...........................        $
0.30       $      0.30        $      0.90          $    0.90

===========        ==========         ==========          =========

The accompanying notes are an integral part of the consolidated financial statements.

                 PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

     September 30,            December 31,

         1999                     1998

   -------------------       --------------

             (Thousands of Dollars)
ASSETS
UTILITY PLANT:
    At original cost ...........................................
         $ 389,666               $ 376,685
    Accumulated depreciation ...................................
          (102,467)                (95,735)

  ----------------        ----------------

           287,199                 280,950

  ----------------       -----------------
OTHER PROPERTY AND INVESTMENTS:
    Nonutility property and equipment ..........................
            36,725                  31,816
    Accumulated depreciation ...................................
            (6,200)                 (5,460)
    Other ......................................................
             2,411                   2,296

  ----------------       -----------------

            32,936                  28,652

  ----------------       -----------------
CURRENT ASSETS:
    Cash and cash equivalents ..................................
               846                     807
    Restricted cash - common stock subscribed (Note 3)..........
               -                       452
    Accounts receivable -
       Customers ...............................................
            20,485                  26,259
       Others ..................................................
               756                     811
       Reserve for uncollectible accounts ......................
            (1,901)                 (1,465)
    Unbilled revenues ..........................................
             3,520                  12,247
    Materials and supplies, at average cost ....................
             3,322                   3,053
    Gas held by suppliers, at average cost .....................
            26,519                  22,676
    Deferred cost of gas and supplier refunds, net .............
               -                     6,058
    Prepaid income taxes .......................................
             1,903                   2,090
    Prepaid expenses and other .................................
             4,733                   2,713

  ----------------       -----------------

            60,183                  75,701

  ----------------       -----------------
DEFERRED CHARGES:
    Regulatory assets -
       Deferred taxes collectible ..............................
            31,558                  31,097
       Other ...................................................
             8,144                   8,598
    Unamortized debt expense ...................................
               842                   1,014
    Other ......................................................
                94                     190

  ----------------       -----------------

            40,638                  40,899

  ----------------       -----------------
TOTAL ASSETS ...................................................
         $ 420,956               $ 426,202

  ================       =================

The accompanying notes are an integral part of the consolidated financial statements.

                 PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                 September 30,              December 31,

                     1999                      1998

               -----------------        ------------------

                          (Thousands of Dollars)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
    Common shareholders' investment (Note 3)
 .................................                $137,832
    $132,326
    Preferred stock of PG Energy -
       Not subject to mandatory redemption
 ...................................                     -
         4,831
       Subject to mandatory redemption
 .......................................                     -
               240
    Long-term debt
 ...........................................................
        95,000                  98,000

                 ----------------        ----------------

                          232,832                 235,397

                 ----------------        ----------------
CURRENT LIABILITIES:
    Current portion of long-term debt
 ........................................                  51,007
             81,348
    Preferred stock of PG Energy
       called for redemption
 .................................................
4,985                     -
    Notes payable
 ............................................................
         26,590                   6,200
    Accounts payable
 .........................................................
      17,664                  22,370
    Deferred cost of gas and supplier refunds, net
 ...........................                   4,846
   -
    Accrued general business and realty taxes
 ................................                   1,511
      1,764
    Accrued interest
 .........................................................
       1,264                   1,811
    Other
 ....................................................................
                  1,799                   1,924

                 ----------------        ----------------

                          109,666                 115,417

                 ----------------        ----------------
DEFERRED CREDITS:
    Deferred income taxes
 ....................................................
 63,352                  60,923
    Unamortized investment tax credits
 .......................................                   4,294
             4,424
    Operating reserves
 .......................................................
     3,189                   2,836
    Other
 ....................................................................
                  7,623                   7,205

                 ----------------        ----------------

                           78,458                  75,388

                 ----------------        ----------------
COMMITMENTS AND CONTINGENCIES (Note 6)
TOTAL CAPITALIZATION AND LIABILITIES
 .........................................                $420,956
            $426,202

The accompanying notes are an integral part of the consolidated financial statements.

                 PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                         Nine Months Ended

                             September 30,

                     -----------------------------

                         1999              1998

                      ------------      -----------

                         (Thousands of Dollars)
CASH FLOW FROM OPERATING ACTIVITIES:
      Net income
 ...............................................................
     $  5,157            $  2,437
      Gain on sales of other property
 ..........................................               (143)
      (2,275)
      Effects of noncash charges to income -
          Depreciation
 .........................................................
  8,697               7,970
          Deferred income taxes, net
 ...........................................              1,967
        2,336
          Provisions for self insurance
 ........................................              1,118
       560
          Other, net
 ...........................................................
    2,407               1,576
      Changes in working capital, exclusive of cash
           and current portion of long-term debt -
               Receivables and unbilled revenues
 ...............................             14,988              22,777
               Gas held by suppliers
 ...........................................             (3,843)
       (4,549)
               Accounts payable
 ................................................             (3,851)
              (373)
               Deferred cost of gas and supplier refunds, net
 ..................             10,904              (6,030)
               Other current assets and liabilities, net
 .......................             (3,027)             (8,624)
      Other operating items, net
 ...............................................             (1,577)
           (1,954)

                       -------             -------
                Net cash provided by operating activities
 ......................             32,797              13,851

                       -------             -------
CASH FLOW FROM INVESTING ACTIVITIES:
      Additions to utility plant
 ...............................................            (15,323)
          (19,955)
      Additions to nonutility property
 .........................................             (4,621)
    (13,179)
      Proceeds from the sales of other property
 ................................                211               2,855
      Other, net
 ...............................................................
           93                  55

                       -------             -------
               Net cash used for investing activities
 ..........................            (19,640)            (30,224)

                       -------             -------
CASH FLOW FROM FINANCING ACTIVITIES:
      Issuance of common stock
 .................................................             10,485
              9,049
      Common stock subscribed, net
 .............................................                -
            487
      Repurchase of subsidiary's preferred stock
 ...............................                (86)               (128)
      Dividends on common stock
 ................................................             (9,708)
            (8,926)
      Repayment of long-term debt
 ..............................................            (33,000)
             -
      Net increase in bank borrowings
 ..........................................             19,194
      14,110
      Other, net
 ...............................................................
           (3)                 11

                       -------              ------
               Net cash (used for)/provided by financing activities
 ............            (13,118)             14,603

                       -------              ------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
 ...........................                 39              (1,770)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD
 ...............................                807               2,202

                        ------              ------
CASH AND CASH EQUIVALENTS AT END OF PERIOD
 .....................................           $    846
$    432

                        ======              ======
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Cash paid during the period for:
         Interest (net of amount capitalized)
 ..................................           $  8,665            $
8,178

                      ========              ======
         Income taxes
 ..........................................................
$  1,725            $  2,679

                      ========              ======

                 PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(1)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       Nature of the Business. Pennsylvania Enterprises, Inc. (the
"Company") is
a holding company which, through its subsidiaries,  is engaged in both regulated
and nonregulated activities. The Company's regulated activities are conducted by
its principal  subsidiary,  PG Energy Inc.  ("PG  Energy"),  a regulated  public
utility,  and  PG  Energy's  wholly-owned  subsidiary,   Honesdale
Gas  Company
("Honesdale"), also a regulated public utility. Together PG Energy and Honesdale
distribute natural gas to a thirteen-county area in northeastern
Pennsylvania, a
territory that includes the cities of Scranton,  Wilkes-Barre and
Williamsport.
In 1998, PG Energy and Honesdale collectively accounted for
approximately 77% of
the Company's operating revenues.
       The Company,  through its other  subsidiaries,  PG Energy
Services  Inc.
("Energy   Services"),   PEI  Power  Corporation  ("Power  Corp"),
Theta  Land
Corporation  ("Theta") and Keystone  Pipeline  Services,  Inc.
("Keystone"),  a
wholly-owned  subsidiary of Energy Services,  is engaged in various nonregulated
activities.   These  activities  include  the  sale  of  natural
gas,  propane,
electricity and other  energy-related  products and services;  the construction,
maintenance and  rehabilitation  of utility  facilities,  primarily natural gas
distribution pipelines; and the sale of property for residential, commercial and
other development.
       Principles  of  Consolidation.   The  consolidated  financial
 statements
include the accounts of the Company and its  subsidiaries,  PG
Energy (including
Honesdale),  Energy Services  (including  Keystone),  Power Corp and
Theta.  All
material intercompany accounts have been eliminated in consolidation.
       Both PG Energy and Honesdale  (collectively referred to as the "Regulated
Subsidiaries")  are  subject  to the  jurisdiction  of the
Pennsylvania  Public
Utility Commission (the "PPUC") for rate and accounting purposes.
The financial
information  of  the  Regulated  Subsidiaries  that  is
incorporated  in  these
consolidated financial statements has been prepared in accordance with generally
accepted accounting principles, including the provisions of
Financial Accounting
Standards  Board ("FASB")  Statement 71,  "Accounting for the
Effects of Certain
Types  of  Regulation,"  which  give  recognition  to the  rate  and accounting
practices of regulatory agencies such as the PPUC.
       Interim  Financial   Statements.   The  interim  consolidated
  financial
statements  included  herein have been  prepared by the Company without  audit,
pursuant to the rules and regulations of the Securities and Exchange
Commission.
Certain  information  and footnote  disclosures  normally  included in financial
statements prepared in accordance with generally accepted accounting principles
have been condensed or omitted pursuant to such rules and
regulations,  although
the Company  believes that the  disclosures are adequate to make the information
presented not misleading.
       The results for the interim  periods are not indicative of the results to
be expected for the year,  primarily due to the effect of seasonal variations in
weather on the sale of natural gas. However,  in the opinion of management,  all
adjustments,  consisting of only normal recurring accruals,
necessary to present
fairly  the  results  for  the  interim  periods  have  been reflected  in  the
consolidated  financial  statements.  It is  suggested  that these consolidated
financial  statements be read in  conjunction  with the
consolidated  financial
statements and the notes thereto  included in the Company's latest annual report
on Form 10-K.
       Use of Accounting  Estimates.  The preparation of financial statements in
conformity with generally accepted accounting  principles requires management to
make estimates and  assumptions  that affect the reported  amounts of assets and
liabilities  and disclosure of contingent  assets and liabilities at the date of
the  financial  statements  and the  reported  amounts of revenues and expenses
during the reporting period.  These estimates involve judgments with respect to,
among other things, various future economic factors and regulatory matters which
are  difficult to predict and are beyond the control of the Company.
 Therefore,
actual amounts could differ from these estimates.
(2)    RATE MATTERS
       Rate  Increase.  By Order adopted  October 16, 1998, the PPUC approved an
overall  4.1%  increase in PG  Energy's  base  rates,  designed to produce  $7.4
million of additional annual revenue, effective October 17, 1998.
       Gas Cost Adjustments.  The provisions of the Pennsylvania
Public Utility
Code require that the tariffs of local gas distribution companies ("LDCs") be adjusted on an annual basis, and, in the case of larger LDCs such as PG Energy, on an interim basis when circumstances dictate, to reflect changes in their purchased gas costs. The procedure includes a process for the reconciliation of actual gas costs incurred and actual revenues received and also provides for the refund of any overcollections or the recoupment of any undercollections of gas costs, plus interest in either case.
       In accordance with these procedures PG Energy has been permitted to make the following changes since January 1, 1998, to the gas costs contained in its tariff rates:

                                                      Change in
                   Calculated
        Effective                                    Rate per MCF
               Increase (Decrease)
          Date                                  From
To                in Annual Revenue
  ----------------                           -----------
-------------        --------------------------
September 1, 1999 .......................     $   4.15         $
4.00               $(3,500,000)
June 1, 1999 ............................         4.39
4.15                (5,800,000)
March 1, 1999 ...........................         4.53
4.39                (3,200,000)
December 1, 1998 ........................         4.25
4.53                 7,100,000
September 1, 1998 .......................         4.18
4.25                 1,900,000
June 1, 1998 ............................         3.95
4.18                 5,800,000
March 1, 1998 ...........................         4.05
3.95                (2,100,000)

       The changes in gas rates on account of purchased gas costs have no effect
on earnings since the change in revenue is offset by a
corresponding  change in
the cost of gas.
(3)    RESTRICTED CASH - COMMON STOCK SUBSCRIBED
       Until its suspension on June 7, 1999, as a result of the
proposed  merger
with Southern Union Company (see Note 7 of these Notes to
Consolidated Financial
Statements),  the Company's  Customer Stock Purchase Plan (the
"Customer  Plan")
provided the  residential  customers of all the  Company's
subsidiaries  with a
method of  purchasing  shares of the Company's  common stock without payment of
brokerage  commission,  service charge or other regular  expense.
On January 1,
1999,  the Company  issued  19,177  shares of its common  stock for an aggregate
consideration  of $446,000  with  respect to payments  received pursuant to the
Customer  Plan during the  subscription  period ended  December  31,
1998.  Such
payments  are  reflected  under the  captions  "Restricted  cash -
common  stock
subscribed" and "Common  shareholders'  investment" in the
consolidated  balance
sheet as of December 31, 1998.
(4)    OPERATING SEGMENTS
       The Company has three principal operating segments:
o             Regulated Energy Products and Services,  principally
the purchase,
              distribution  and sale of  natural  gas in  thirteen
counties  in
              northeastern  Pennsylvania by the Regulated
Subsidiaries ("Energy
              Products and Services - Regulated")
o             Nonregulated Energy Products and Services, principally
the sale of
              natural  gas,  propane,   electricity  and  other
energy-related
              products  and  services  by  Energy   Services,
generally  in  a
              twenty-six  county area in northeastern and central
Pennsylvania,
              and the generation and sale of electricity and steam by Power
              Corp. ("Energy Products and Services - Nonregulated")
o Pipeline Construction and Services, principally the construction, maintenance and rehabilitation of utility facilities throughout the eastern United States by Keystone ("Pipeline
Construction and
              Services").

       Information regarding the operating segments for the three and nine-month periods ended September 30, 1999 and 1998, is as follows:

Three Months Ended                      Nine Months Ended

   September 30,                          September 30,

-------------------------------       -------------------------------

1999            1998                    1999            1998

--------------- ---------------      --------------- ---------------

(Thousands of Dollars)


Operating revenues:
    Energy products and services -
     Regulated .........................................         $
16,165          $  15,223          $ 128,628          $ 105,381
     Nonregulated ......................................
16,450              8,759             50,479             25,902
    Pipeline construction and services .................
3,391              3,611              8,727              9,219
    Intercompany eliminations ..........................
 (762)              (693)            (1,631)              (842)

------------       ------------        -----------       ------------
       Total ...........................................         $
35,244          $  26,900          $ 186,203          $ 139,660

============       ============       ============       ============
Operating income (loss):
    Energy products and services -
     Regulated .........................................         $
 (170)         $    (468)         $  14,398          $   9,394
     Nonregulated ......................................
   53                (19)               592                506
    Pipeline construction and services .................
  (73)               195               (304)               177
    Intercompany eliminations and
     Corporate expenses ................................
 (289)                33             (1,038)              (231)

-----------       ------------       ------------       ------------
       Total ...........................................         $
 (479)         $    (259)         $  13,648          $   9,846

===========       ============       ============       ============

(5)    ACCOUNTING CHANGES
       Accounting for Derivative  Instruments  and Hedging
Activities.  In June
1998,  FASB Statement 133,  "Accounting  for Derivative  Instruments
and Hedging
Activities" was issued.  The provisions of this statement,  as amended which are
effective  for  fiscal  quarters  beginning  after  June  15,  2000, establish
accounting and reporting standards for derivative instruments, including certain
derivative instruments embedded in other contracts,  and for hedging activities.
While the Company generally has not used derivative  instruments, it expects to
adopt,  to the extent  necessary,  the  provisions of FASB
Statement 133 in the
third  quarter of 2000.  The impact of such  adoption  on the
Company's  future
financial  condition  and  results of  operations  will  depend upon a number of
factors,   including  the  extent  to  which  the  Company  may  use
 derivative
instruments,  and the designation and  effectiveness of such derivative  hedging
market risk.
(6)    COMMITMENTS AND CONTINGENCIES
       Environmental  Matters. PG Energy, like many gas distribution companies,
once utilized  manufactured  gas plants in connection with providing gas service
to its  customers.  None of these plants has been in operation since 1972,  and
several of the plant  sites are no longer  owned by PG Energy.
Pursuant  to the
Comprehensive  Environmental  Response,  Compensation  and Liability
Act of 1980
("CERCLA"),  PG  Energy  filed  notices  with the  United  States
Environmental
Protection  Agency (the "EPA") with respect to the former  plant sites.  None of
the sites is or was formerly on the proposed or final National
Priorities List.
The EPA has conducted site inspections and made preliminary
assessments of each
site  and  has  concluded  that no  further  remedial  action  is planned.  The
conclusion  by the EPA that it  anticipates  no  further  remedial action  with
respect to the sites at which PG Energy  operated  manufactured  gas plants does
not, however,  constitute a legal prohibition  against further regulatory action
under CERCLA or other  applicable  federal or state law, and even in the absence
of any  further  action by the EPA,  some of the sites  may
ultimately  require
remediation.  In any event, the Company does not believe that additional  costs,
if any,  related to these  manufactured gas plant sites would be material to its
financial  position or results of  operations  since  environmental remediation
costs generally are recoverable through rates over a period of time.
(7)    PROPOSED MERGER
       On June 7, 1999, the Company's  Board of Directors  approved a definitive
merger   agreement  with  Southern   Union  Company   ("Southern
Union"),   an
international energy company headquartered in Austin, Texas. In accordance with the terms of the merger agreement, the Company will merge with and into Southern
Union and Southern Union will be the surviving company. On the same day, following the merger of the Company and Southern Union, Honesdale will be merged with and into PG Energy and immediately thereafter PG Energy will be merged into
Southern Union.
       The merger agreement is subject to the approval of the shareholders of both the Company and Southern Union, which was obtained at meetings of the shareholders of the respective companies held on October 19, 1999, as well as various regulatory approvals, all of which are expected to be obtained by
November 1, 1999, and other customary conditions.
       In connection with the merger, Southern Union and the Company are soliciting consents from the holders of PG Energy's First
Mortgage  Bonds and
Senior Notes to proposed amendments to certain of the covenants of the Company regarding such debt. If the required consents are obtained, the proposed amendments will become effective immediately following the merger of PG Energy into Southern Union.
       The merger agreement with Southern Union provides for each outstanding share of the Company's common stock to be exchanged for $32.00 in Southern Union common stock and $3.00 in cash, subject to adjustment for market fluctuations in the price of Southern Union common stock. Although there can be no certainty, the Company currently anticipates that the merger with Southern Union will be consummated by the end of 1999.